Exhibit (h)(5)

                         SUPPLEMENT TO AGENCY AGREEMENT


         Supplement to the Agency Agreements between each of the KEMPER FUNDS listed on the Attachment hereto (each a "Fund") and INVESTORS FIDUCIARY TRUST COMPANY (the "Agent").

         WHEREAS, each Fund and Agent are parties to an Agency Agreement, as supplemented from time to time (each an "Agency Agreement");

         WHEREAS, Section 5.A of each Agency Agreement provides that the fees payable by each Fund to Agent thereunder shall be as set forth in a separate schedule to be agreed upon by the Fund and Agent; and

         WHEREAS, the parties desire to reflect in this Supplement the revised fee schedule for each Agency Agreement as in effect as of January 1, 1999;


         NOW THEREFORE, in consideration of the premises and the mutual covenants herein provided, the parties agree as follows:

         1. The revised fee schedule for services provided by Agent to each Fund under each respective Agency Agreement as in effect on January 1, 1999, is set forth in Exhibit A hereto;

         2. This Supplement shall become a part of each respective Agency Agreement and subject to its terms and shall supersede all previous fee schedules under such agreement as of the date hereof.


                               KEMPER FUNDS listed on the Attachment hereto,



                               By: /s/Mark S. Casady
                                   --------------------------------------------
                                   Name:  Mark S. Casady
                                   Title: President




                               INVESTORS FIDUCIARY TRUST COMPANY



                               By: /s/Stephen R. Hilliard
                                   --------------------------------------------
                                   Name: Stephen R. Hilliard
                                   Title: Executive Vice President

                        SUPPLEMENT TO SERVICES AGREEMENT

         Supplement to the Services Agreements between INVESTORS FIDUCIARY TRUST COMPANY ("IFTC") and KEMPER SERVICE COMPANY ("KSvC").

         WHEREAS, IFTC and each Fund listed on the Attachment hereto (each a "Fund") and IFTC are parties to an Agency Agreement, as supplemented from time to time (each an "Agency Agreement");

         WHEREAS, IFTC and KSvC are parties to certain Services Agreements, as supplemented from time to time, pursuant to which KSvC has agreed to assume and perform the duties and responsibilities of IFTC under each Agency Agreement;

         WHEREAS, Section 7 of each Services Agreement provides that the fees payable by IFTC to KSvC thereunder shall be as set forth in a separate schedule to be agreed upon by IFTC and KSvC; and

         WHEREAS, the parties desire to reflect in this Supplement the revised fee schedule for each Services Agreement as in effect as of January 1, 1999;


         NOW THEREFORE, in consideration of the premises and the mutual covenants herein provided, the parties agree as follows:

         1. The revised fee schedule for services provided by KSvC for each Fund under each respective Services Agreement as in effect on January 1, 1999, is set forth in Exhibit A hereto;

         2. This Supplement shall become a part of each respective Services Agreement and subject to its terms and shall supersede all previous fee schedules under such Agreement as of the date hereof.

                                    INVESTORS FIDUCIARY TRUST COMPANY



                                    By: /s/Stephen R. Hilliard
                                        ----------------------------------------
                                        Name: Stephen R. Hilliard
                                        Title: Executive Vice President




                                    KEMPER SERVICE COMPANY



                                    By: /s/Michael J. Curran
                                        ----------------------------------------
                                        Name:  Michael J. Curran
                                        Title:  President

                                                                       Exhibit A


                                      FEE SCHEDULE EFFECTIVE AS OF JANUARY 1, 1999
                                      --------------------------------------------
                       For all accounts except Scudder Kemper Retirement Services: Kemper KemFlex

                                        A Shares            B Shares        C Shares         I Shares         ZMF, ZYF
                                        --------            --------        --------         --------         --------
Per Account Fee (in $)
Annual Open Account Fee
     Equity                             10.00               10.00           10.00            10.00
     Taxable Bond                       14.00               14.00           14.00            14.00
     Tax-Free Bond                      14.00               14.00           14.00            14.00
     Zurich Money Funds and                                                                                   10.00
     Zurich YieldWise Funds
CDSC Fee                                N/A                 2.00            N/A              N/A              N/A
New Accounts Fee*
     Equity                             5.00                5.00            5.00             5.00
     Taxable Bond                       5.00                5.00            5.00             5.00
     Tax-Free Bond                      5.00                5.00            5.00             5.00
     Zurich Money Funds and                                                                                   5.00
     Zurich YieldWise Funds

Asset Based Fee (in bps)
     Equity                             8 bp                8 bp            8 bp             8 bp
     Taxable Bond                       5 bp                5 bp            5 bp             5 bp
     Tax-Free Bond                      2 bp                2 bp            2 bp             2 bp
     Zurich Money Funds and                                                                                   5 bp
     Zurich YieldWise Funds


                               FEE SCHEDULE EFFECTIVE AS OF JANUARY 1, 1999
                               --------------------------------------------
                            Scudder Kemper Retirement Services: Kemper KemFlex

                                        A Shares            B Shares        C Shares         I Shares         ZMF, ZYF
                                        --------            --------        --------         --------         --------
Per Account Fee (in $)
Annual Open Account Fee
     Equity                             18.00               18.00           18.00            18.00
     Taxable Bond                       23.00               23.00           23.00            23.00
     Tax-Free Bond                      23.00               23.00           23.00            23.00
     Zurich Money Funds and                                                                                   10.00
     Zurich YieldWise Funds
CDSC Fee                                N/A                 2.00            N/A              N/A              N/A
New Accounts Fee*
     Equity                             5.00                5.00            5.00             5.00
     Taxable Bond                       5.00                5.00            5.00             5.00
     Tax-Free Bond                      5.00                5.00            5.00             5.00
     Zurich Money Funds and                                                                                   5.00
     Zurich YieldWise Funds

Asset Based Fee (in bps)
     Equity                             8 bp                8 bp            8 bp             8 bp
     Taxable Bond                       5 bp                5 bp            5 bp             5 bp
     Tax-Free Bond                      2 bp                2 bp            2 bp             2 bp
     Zurich Money Funds and                                                                                   5 bp
     Zurich YieldWise Funds



--------
* The new shareholder account fee is not applicable to Class A Share accounts established in connection with a conversion from Class B Shares.

The out-of-pocket expenses of Agent will be reimbursed by Fund in accordance with the provisions of Section 5 of the Agency Agreement. Fees and out-of-pocket expenses shall be paid or reimbursed on a monthly basis upon receipt of an invoice therefor.

The asset based fee for each month shall be equal to 1/12 of the applicable annual fee rate, as set forth in this schedule, of the average daily net assets of the Fund for each month. The asset based fee in the schedule is expressed in basis points ("bps") as an annual rate. 100 basis points is equivalent to one percentage point (1.00%). For certain Funds listed in Exhibit B, total transfer agency fees and related out-of-pocket expenses payable by the Fund shall be limited for any fiscal year of the Fund to the levels set forth in Exhibit B, which levels are expressed as a percentage of average daily net assets for the applicable fiscal year.

                                                                                                       Exhibit B

                                            TRANSFER AGENT EXPENSE CAPS


                                                                 A Shares           B Shares            C Shares
                                                                 --------           --------            --------

Kemper Adjustable Rate U.S. Government Fund                                           0.22%              0.14%

Kemper Blue Chip Fund                                                                 0.38%              0.30%

Kemper Cash Reserves Fund                                                                                0.14%

Kemper Diversified Income Fund                                                                           0.14%

Kemper Global Income Fund                                                             0.22%              0.14%

Kemper Growth Fund                                                                                       0.30%

Kemper High Yield Opportunity Fund                                0.10%

Kemper Income and Capital Preservation Fund                                           0.22%              0.14%

Kemper International Fund                                                             0.38%              0.30%

Kemper Small Capitalization Equity Fund                                                                  0.30%

Kemper Technology Fund                                                                0.38%              0.30%

Kemper Total Return Fund                                                                                 0.30%

Kemper U.S. Government Securities Fund                                                0.22%              0.14%

Kemper U.S. Mortgage Fund                                                                                0.14%



                                   ATTACHMENT
                                   ----------


Investors Fund Series
Kemper Blue Chip Portfolio
Kemper Contrarian Value Portfolio
Kemper Global Blue Chip Portfolio
Kemper Global Income Portfolio
Kemper Government Securities Portfolio
Kemper Growth Portfolio
Kemper High Yield Portfolio
Kemper Horizon 5 Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 20+ Portfolio
Kemper International Growth And Income Portfolio
Kemper International Portfolio
Kemper Investment Grade Bond Portfolio
Kemper Money Market Portfolio
Kemper Small Cap Growth Portfolio
Kemper Small Cap Value Portfolio
Kemper Total Return Portfolio
Kemper Value+Growth Portfolio
Kemper-Dreman Financial Services Portfolio
Kemper-Dreman High Return Equity Portfolio

Kemper Adjustable Rate U. S. Government Fund

Kemper Aggressive Growth Fund

Kemper Asian Growth Fund

Kemper Blue Chip Fund

Kemper Diversified Income Fund

Kemper Europe Fund

Kemper Global Income Fund

Kemper Growth Fund

Kemper High Income Trust

Kemper High Yield Series
Kemper High Yield Fund
Kemper High Yield Opportunity Fund

Kemper Horizon Fund
Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 5 Portfolio

Kemper Income and Capital Preservation Fund

Kemper Intermediate Government Trust

Kemper International Fund

Kemper Multi-Market Income Trust

Kemper Municipal Income Trust

Kemper National Tax-Free Income Series
Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund

Kemper Portfolios
Kemper Cash Reserves Fund
Kemper U.S. Mortgage Fund
Kemper Short-Intermediate Government Fund

Kemper Quantitative Equity Fund

Kemper Small Capitalization Equity Fund

Kemper State Tax-Free Income Series
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Kemper Strategic Income Fund

Kemper Strategic Municipal Income Trust

Kemper Target Equity Fund
Kemper Retirement Fund - Series I
Kemper Retirement Fund - Series II
Kemper Retirement Fund - Series III
Kemper Retirement Fund - Series IV
Kemper Retirement Fund - Series V
Kemper Retirement Fund - Series VI
Kemper Retirement Fund - Series VII
Kemper Worldwide 2004 Fund

Kemper Technology Fund

Kemper Total Return Fund

Kemper U.S. Government Securities Fund

Kemper Value Plus Growth Fund

Kemper Value Series, Inc.
Kemper Contrarian Fund
Kemper-Dreman High Return Equity Fund
Kemper Small Cap Value Fund

Zurich Money Funds
Zurich Money Market Fund
Zurich Government Money Fund
Zurich Tax-Free Money Fund

Zurich YieldWise Funds
Zurich YieldWise Money Fund
Zurich YieldWise Government Money Fund
Zurich YieldWise Municipal Money Fund



As of:  January 1, 1999

                                   ATTACHMENT
                                   ----------

Cash Account Trust
Money Market Portfolio
Government Securities Portfolio
Tax-Exempt Portfolio

Cash Equivalent Fund
Money Market Portfolio
Government Securities Portfolio
Tax-Exempt Portfolio

Investors Cash Trust
Government Securities Portfolio
Treasury Portfolio

Investors Fund Series
Kemper Blue Chip Portfolio
Kemper Contrarian Value Portfolio
Kemper Global Blue Chip Portfolio
Kemper Global Income Portfolio
Kemper Government Securities Portfolio
Kemper Growth Portfolio
Kemper High Yield Portfolio
Kemper Horizon 5 Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 20+ Portfolio
Kemper International Growth And Income Portfolio
Kemper International Portfolio
Kemper Investment Grade Bond Portfolio
Kemper Money Market Portfolio
Kemper Small Cap Growth Portfolio
Kemper Small Cap Value Portfolio
Kemper Total Return Portfolio
Kemper Value+Growth Portfolio
Kemper-Dreman Financial Services Portfolio
Kemper-Dreman High Return Equity Portfolio

Investors Municipal Cash Fund
Investors Florida Municipal Cash Fund
Investors New Jersey Municipal Cash Fund
Investors Michigan Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Fund

Kemper Adjustable Rate U. S. Government Fund

Kemper Aggressive Growth Fund

Kemper Asian Growth Fund

Kemper Blue Chip Fund

Kemper Diversified Income Fund

Kemper Europe Fund

Kemper Global Income Fund

Kemper Growth Fund

Kemper High Income Trust

Kemper High Yield Series
Kemper High Yield Fund
Kemper High Yield Opportunity Fund

Kemper Horizon Fund
Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 5 Portfolio

Kemper Income and Capital Preservation Fund

Kemper Intermediate Government Trust

Kemper International Fund

Kemper Multi-Market Income Trust

Kemper Municipal Income Trust

Kemper National Tax-Free Income Series
Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund

Kemper Portfolios
Kemper Cash Reserves Fund
Kemper U.S. Mortgage Fund
Kemper Short-Intermediate Government Fund

Kemper Quantitative Equity Fund

Kemper Small Capitalization Equity Fund

Kemper State Tax-Free Income Series
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Kemper Strategic Income Fund

Kemper Strategic Municipal Income Trust

Kemper Target Equity Fund
Kemper Retirement Fund - Series I
Kemper Retirement Fund - Series II
Kemper Retirement Fund - Series III
Kemper Retirement Fund - Series IV
Kemper Retirement Fund - Series V
Kemper Retirement Fund - Series VI
Kemper Retirement Fund - Series VII
Kemper Worldwide 2004 Fund

Kemper Technology Fund

Kemper Total Return Fund

Kemper U.S. Government Securities Fund

Kemper Value Plus Growth Fund

Kemper Value Series, Inc.
Kemper Contrarian Fund
Kemper-Dreman High Return Equity Fund
Kemper Small Cap Value Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
Zurich Money Market Fund
Zurich Government Money Fund
Zurich Tax-Free Money Fund

Zurich YieldWise Funds
Zurich YieldWise Money Fund
Zurich YieldWise Goverment Money Fund
Zurich YieldWise Municipal Money Fund



As of: January 1, 1999